[MFS LOGO]                                                  SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        JANUARY 31, 2001
WE INVENTED THE MUTUAL FUND(R)

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL FINANCIAL SERVICES FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND
MFS(R) NEW ENDEAVOR FUND

MFS(R) EMERGING MARKETS DEBT FUND                MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND           MFS(R) INTERNATIONAL CORE EQUITY FUND
MFS(R) GLOBAL FINANCIAL SERVICES FUND            MFS(R) NEW ENDEAVOR FUND

TRUSTEES                                         TREASURER
J. Atwood Ives+ -- Chairman and Chief            James O. Yost*
Executive Officer, Eastern Enterprises
(diversified services company)                   ASSISTANT TREASURERS
                                                 Mark E. Bradley*
Lawrence T. Perera+ -- Partner, Hemenway &       Roberty R. Flaherty*
Barnes (attorneys)                               Laura F. Healy*
                                                 Ellen Moynihan*
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of            SECRETARY
Business Administration                          Stephen E. Cavan*

Charles W. Schmidt+ -- Private Investor          ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
Arnold D. Scott* -- Senior Executive Vice
President, Director, and Secretary,              CUSTODIAN
MFS Investment Management                        State Street Bank and Trust Company

Jeffrey L. Shames* -- Chairman and Chief         INVESTOR INFORMATION
Executive Officer, MFS Investment Management     For information on MFS mutual funds, call your
                                                 investment professional or, for an information
Elaine R. Smith+ -- Independent Consultant       kit, call toll free: 1-800-637-2929 any business
                                                 day from 9 a.m. to 5 p.m. Eastern time (or leave
David B. Stone+ -- Chairman, North               a message anytime).
American Management Corp. (investment adviser)
                                                 INVESTOR SERVICE
INVESTMENT ADVISER                               MFS Service Center, Inc.
Massachusetts Financial Services Company         P.O. Box 2281
500 Boylston Street                              Boston, MA 02107-9906
Boston, MA 02116-3741
                                                 For general information, call toll free:
DISTRIBUTOR                                      1-800-225-2606 any business day from 8 a.m. to
MFS Fund Distributors, Inc.                      8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                            For service to speech- or hearing-impaired,
                                                 call toll free: 1-800-637-6576 any business day
CHAIRMAN AND PRESIDENT                           from 9 a.m. to 5 p.m. Eastern time. (To use this
Jeffrey L. Shames*                               service, your phone must be equipped with a
                                                 Telecommunications Device for the Deaf.)
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH
David A. Antonelli*                              For share prices, account balances, exchanges,
                                                 or stock and bond outlooks, call toll free:
PORTFOLIO MANAGERS
Steven R. Gorham*                                1-800-MFS-TALK (1-800-637-8255) anytime
Matthew W. Ryan*                                 from a touch-tone telephone.
Marcus Smith*
Brian E. Stack*                                  WORLD WIDE WEB
                                                 www.mfs.com

+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.
------------
(1)  Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the six months ended January 31, 2001, the fund's Class A and Class I shares each provided a total return of 5.98%. These returns include the reinvestment of any dividends and capital gains distributions and compare to a 9.02% return over the same period for the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global), an unmanaged index comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds. During the same period, the average emerging markets debt fund tracked by Lipper Inc., an independent firm that reports market fund performance, returned 6.26%.

Following a two-year period of impressive results for emerging markets debt, performance has cooled off a bit in recent months. Factors that hindered performance during the six month period included the fund's overweighted positions on the long end of the Russian global bond curve, which saw profit-taking from September through December 2000, and underweighted positions in Argentina, which rallied over that same period. We were also a bit early in our decision to take profits in Mexico and Algeria, which continued to perform well during the period.

That said, emerging markets debt continued to be among the best performing asset classes during the 12-month period. The fund's returns were particularly notable given the negative returns experienced in the U.S. equity and high-yield markets. The strong performance of emerging markets debt has been driven by positive country fundamentals that were reflected in upgrades of a number of countries by rating agencies. While other credit markets have experienced deteriorations in credit quality, emerging markets debt has seen steady improvement. We believe improving credit quality underscores the attractiveness of emerging markets debt at current yields. This appeal is accentuated when the declining volatility of the asset class is considered, and in general we view the current global economic and financial environment as broadly supportive for emerging markets debt.

We believe investing in emerging markets debt requires active and vigilant management in order to avoid problem bonds and to take advantage of new opportunities. We attribute the fund's positive results to favorable security selections and country diversification. Through extensive fundamental research and analysis, we avoided problems in countries such as Colombia, and the Ivory Coast. Conversely, early in the period, we positioned the fund in solid performing bonds in countries such as Mexico, Russia, and Algeria. Our emphasis on liquid, sovereign credits benefited performance in two ways. First, sovereign bonds tended to deliver substantially better returns than corporate bonds. Secondly, the superior liquidity of sovereign bonds gave the fund the flexibility to respond to changing credit and market conditions.

We are concerned about prospects in certain countries, such as Turkey, and we expect Asia to experience a steeper deceleration in activity due in part to its heavier dependence on technology, which is experiencing slower growth due to reductions in capital spending. While pockets of sub-par performance and uncertainty are to be expected, we do not currently perceive overall risk to be high in many emerging markets. On the contrary, we remain optimistic towards emerging markets debt and continue to see solid value in countries such as Mexico, Russia, Brazil, Bulgaria, and Qatar. Moreover, we believe the overall tone of emerging markets continues to be positive, characterized by a broadening investor base, reduced leverage, and manageable bond issuance.

Looking ahead, we generally are encouraged by the direction of a variety of factors impacting emerging markets debt. The global economy has slowed, but we see current developments as indicative of a pause in activity rather than a precursor to recession. Moreover, easier monetary conditions and lower interest rates in G-7 countries (developed economies) could have positive implications for debt service in emerging markets economies, as well as for investor sentiment toward fixed-income investments in general. Overall, we expect key countries in which we are invested to experience continued improvements in policy and economic fundamentals.

Respectfully,

/s/ Matthew W. Ryan

Matthew W. Ryan
Portfolio Manager

MFS GLOBAL CONSERVATIVE EQUITY FUND

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The fund invests in equity securities of foreign (including emerging market) issuers that MFS believes have above-average growth potential. Equity securities include common stock, preferred stock, convertible securities, and depositary receipts. The fund's investments may include securities issued in initial public offerings and securities traded in the over-the-counter markets. The fund also may invest in U.S. equity securities. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis, such as an analysis of earnings, cash flow, competitive position, and management's abilities to increase market share and execute business plans.

While the fund has only a one month track record on which to base performance, given an investment environment marked by economic and investor uncertainty, we believe the conservative nature of the portfolio's holdings -- chosen with an eye toward value and stable growth characteristics -- could serve the fund well in future months.

Since the fund's inception, our primary investment strategy has been our emphasis on stocks with visible and dependable near-term earnings growth in cyclical industries that have historically benefited from a return of pricing power, such as insurance, aerospace, energy and traditional growth industries, such as pharmaceuticals, food retailing, and drugstore operators. While these areas recently have shown strength due to concerns about economic growth, we believe many stocks in these sectors were overlooked for a number of years and continue to offer attractive valuations and steady growth prospects.

As we enter a new year, uncertainty remains regarding the future direction of corporate profits. That said, we are very comfortable with the current holdings in the portfolio because we believe it is well positioned to weather an unpredictable and choppy market. While we anticipate further volatility, this kind of environment could offer numerous opportunities for active managers like us to find what we believe to be world-class companies selling at reasonable prices. With many stocks reaching new lows, we think our list of potential investments has grown.

Respectfully,

/s/ Steven R. Gorham

Steven R. Gorham
Portfolio Manager

RISK CONSIDERATIONS: Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

MFS GLOBAL FINANCIAL SERVICES FUND

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The portfolio is constructed by our global equity analysts, whose objective is to find the best stocks within the global financial services sector. Our team of analysts then meets to decide the industry weightings based on the attractiveness of each stock selection. The fund's country allocation is an offshoot of the portfolio construction, with stock picking being the main driver. We are not driven by any particular investment style, but our bias is toward companies with strong managements, in growth industries, that are trading at attractive valuations. This philosophy led us to some interesting growth stocks but also helped us reduce downside risk to the portfolio during a very volatile period for equities.

In recent months, financial services stocks were helped by lower interest rates and the growing perception that the Federal Reserve Board (the Fed) would do whatever is necessary to get U.S. economic growth back on track. In addition, investors became increasingly confident that central banks overseas were likely to start cutting interest rates in the near future.

Since the fund's inception, we've overweighted the portfolio in consumer finance, investment management, commercial property and casualty, and life insurance companies. While we've underweighted the portfolio's exposure to banks, we've also overweighted the portfolio in the brokerage and asset management industries because we see strong demand over the long term for their products and services due to favorable demographics. We've emphasized banks, such as HSBC Holdings and Royal Bank of Scotland, that we believe offer attractive valuations and favorable growth prospects. Significant holdings in the financial services and insurance sectors include ING Groep and AXA. We also emphasized high-quality, large-cap financial services companies such as Citigroup, American Express, and American International Group, which we believe are industry leaders that offer reliable earnings growth during a period of extreme volatility and fragile investor confidence.

Respectfully,

/s/ David A. Antonelli

David A. Antonelli
Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

RISK CONSIDERATIONS: Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. By concentrating on one industry rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. The portfolio's geographic concentration makes it more volatile than a portfolio than is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

MFS GLOBAL HEALTH SCIENCES FUND

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The portfolio is constructed by our equity analysts, whose objective is to find the best stocks within the health sciences sector. Our team of analysts then meets to decide the industry weightings based on the attractiveness of each stock selection. The fund's country allocation is an offshoot of the portfolio construction, with stock picking being the main driver. We are not driven by any particular investment style, but our bias is towards companies in growth industries, with strong management, and that we believe are trading at attractive valuations. This philosophy led us to some interesting growth stocks, but also helped us reduce downside risk to the portfolio during a very volatile period for equities.

Since the fund's commencement, we have overweighted pharmaceutical and medical equipment stocks, which made up about 89% of the fund's net assets, at the expense of health maintenance organizations, and medical services companies, which we believe have weaker growth prospects compared to pharmaceutical companies. We've emphasized steady earnings growers with strong product pipelines such as Pharmacia, Pfizer, Novartis, American Home Products, and Bristol-Myers Squibb. Turning to biotechnology stocks, we have a large position in Applied Biosystems, which we believe is the least risky way to participate in the potential industry momentum created from the mapping of the human genome, which could considerably expedite the drug discovery and development process.

There were three primary reasons we overweighted pharmaceuticals. First, these companies historically outperform other areas of the market during economic slowdowns. Despite the recent interest rate cuts in the U.S., there have been signs the economy may continue to lean in that direction. If the economy continues to slow, we believe the change in the earnings growth rate of drug stocks could be better than the change in the earnings growth rate of the broader market for the remainder of the year. If this occurs, drug stocks could exhibit superior performance. Second, despite recent strength in the sector, we believe there is still a broad universe of drug stocks with reasonable valuations with room to move on a price-to-earnings multiple basis. Finally, we think there are strong pipelines at many companies and some great products on the horizon, which could benefit the fund.

Respectfully,

/s/ David A. Antonelli

David A. Antonelli
Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

RISK CONSIDERATIONS: Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in small companies is riskier than investing in more-established companies. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. The portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. By concentrating on one industry rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase share price volatility. See the prospectus for details.

MFS INTERNATIONAL CORE EQUITY FUND

Dear Shareholders,
The fund commenced investment operations on December 29, 2000, and invests in equity securities of foreign (including emerging market) issuers that MFS believes have above-average growth potential. Equity securities include common stock, preferred stock, convertible securities, and depositary receipts. The fund's investments may include securities issued in initial public offerings and securities traded in the over-the-counter markets. The fund also may invest in U.S. equity securities. MFS uses a bottom-up, as opposed to a top- down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis, such as an analysis of earnings, cash flow, competitive position, and management's abilities to increase market share and execute business plans.

Opening the fund in the wake of weakening global economies and a growing number of corporate earnings disappointments, we've concentrated on a few key strategies in an effort to successfully position the portfolio to withstand a volatile and uncertain international equity environment. First, we've kept a close eye on valuations and business fundamentals to reduce volatility within the fund. Second, we've focused on creating a conservative portfolio by buying what we viewed as blue-chip companies with dependable earnings growth. Finally, we've concentrated on restructuring stories where companies have been transforming themselves either by selling off unprofitable businesses, breaking up business units to control costs, or refocusing management strategies.

We continue to see poor business fundamentals in the telecommunications sector, specifically telecommunications equipment companies. As a result, we've significantly underweighted the portfolio versus its benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index which is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world, by avoiding stocks such as Nokia and Ericsson. While we avoided the telecommunications equipment manufacturers, we've focused on wireless services providers that we believe are industry leaders, that are growing market share, and that possess strong balance sheets such as Vodafone, and China Mobile. Despite lackluster returns for China Mobile, and Vodafone during the past several months, we continue to see strong business fundamentals and solid earnings prospects for these companies.

We were also overweighted in banking stocks because we saw interest rates decline around the world during the period, and because banks outside the United States don't have the same credit profile as U.S. banks. Most European and Asian banks don't have the same level of credit card debt that U.S. consumers maintain, therefore, we believe their balance sheets are less risky, their stock valuations are reasonable, and their growth prospects remain favorable.

Another sector we've focused on since the fund's inception is pharmaceuticals. Despite recent strength in the sector, we believe there is a broad universe of drug stocks with reasonable valuations that offer additional upside potential. We believe some of our top holdings in the pharmaceutical industry possess strong product pipelines and great products on the horizon that could benefit the fund.

Although there are always risks to investing in global markets, we believe our large and experienced team of global equity analysts provides us with an edge. As a result, despite numerous signs that the global economy is slowing and corporate earnings are at risk, we continue to find companies that we believe can grow their businesses and that appear little-affected by the weakness in economic growth. No matter what is occurring politically and economically around the world, we'll remain focused on our primary goal, which is to find what we believe are the best investments in the world.

Respectfully,

/s/ Marcus L. Smith

Marcus L. Smith
Portfolio Manager

RISK CONSIDERATIONS: Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

MFS NEW ENDEAVOR FUND

Dear Shareholders,
The fund commenced investment operations on September 29, 2000. The fund invests at least 65% of its total assets in equity securities of emerging growth companies. These are companies that we believe offer superior prospects for growth and are either:

o early in their life cycles but have the potential to become major enterprises, or

o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

Emerging growth companies may be of any market capitalization and in any industry. We would expect these companies to have products, technologies, managements, markets, and opportunities that will facilitate earnings growth that is well above the growth rate of the overall economy and the rate of inflation. The fund may invest in foreign securities (including emerging markets securities) and may have exposure to foreign currencies through its investments in these securities.

The fund also engages in short sales in which the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. To close a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Of course, if the security rises in price, the fund may lose money on a short position.

Over the period just ended, the portfolio was helped by strong showings among some of our largest positions. These included Caremark Rx, a pharmacy benefits manager; DaVita, one of the largest U.S. providers of kidney dialysis services, and Synopsys, a vendor of software for designing integrated circuits. Short positions in a number of semiconductor and telecommunications firms also aided performance, as these industries generally suffered sharp declines in earnings growth.

Looking ahead, our feeling is that the current uncertainty and volatility in the market may continue for another six to 12 months. We see the lowering of interest rates by the Federal Reserve Board (the Fed) in January as a positive step, but we believe there are still several structural issues dragging on the economy. One factor is the economy will need to absorb some of the excess manufacturing and production capacity that has been created over the past several years of expansion. Also, both corporations and consumers have taken on a great deal of debt that is now preventing them from being as free- spending as they were a year or two ago. And lastly, the difficult stock market has caused consumers to tighten their belts.

In this environment, we believe a relatively defensive positioning of the portfolio is indicated. As of the end of the period, our three largest sectors were energy and health care, which we consider to be defensive industries, and technology. We feel the technology names that we own are also defensive in that we think they have fairly stable earnings prospects and valuations that appear sensible to us based on our research.

Respectfully,

/s/ Brian E. Stack

Brian E. Stack
Portfolio Manager

RISK CONSIDERATIONS: Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investing in emerging growth companies is riskier than investing in more-established companies. The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. The portfolio will suffer a loss if its sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

MFS EMERGING MARKETS DEBT FUND
TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A
                                                              6 Months            1 Year             Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +5.98%           +22.48%           +31.36%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                 --            +22.48%           + 9.95%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                 --            +15.44%           + 7.71%
------------------------------------------------------------------------------------------------------------
CLASS I
                                                              6 Months            1 Year             Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +5.98%           +22.51%           +31.23%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                 --            +22.51%           + 9.91%
------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the fund's investment operations, March
 17, 1998, through January 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS:
Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There my be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS EMERGING MARKETS DEBT FUND

Bonds - 91.0%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
-------------------------------------------------------------------------------------------------
Foreign Bonds - 87.9%
  Algeria - 4.6%
    Algeria Tranche Loan 1, 7.188s, 2004                                  $   27       $   22,950
    Algeria Tranche Loan 3, 7.688s, 2010                                       5            3,950
    Algeria Tranche Loan 3, 1.313s, 2010                               JPY 3,700           21,621
                                                                                       ----------
                                                                                       $   48,521
-------------------------------------------------------------------------------------------------
  Argentina - 14.4%
    Acindar Industria de Argentina, 11.25s, 2004 (Steel -
      Producers)                                                          $   10       $    7,700
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                                      12            9,120
    Republic of Argentina, 2.876s, 2007                                 ARS   32           20,515
    Republic of Argentina, 11.75s, 2015                                       26           25,254
    Republic of Argentina, 11.375s, 2017                                      21           19,971
    Republic of Argentina, 12s, 2020                                          23           22,713
    Republic of Argentina, 6s, 2023                                           33           23,595
    Republic of Argentina, 7.563s, 2023                                       29           22,765
                                                                                       ----------
                                                                                       $  151,633
-------------------------------------------------------------------------------------------------
  Brazil - 20.6%
    Banco Nacional de Desenvolvi, 11.714s, 2008 (Banks and
      Credit Cos.)##                                                      $   21       $   20,317
    Federal Republic of Brazil, 7.688s, 2009                                  35           30,888
    Federal Republic of Brazil, 14.5s, 2009                                   14           16,170
    Federal Republic of Brazil, 8s, 2014                                      65           53,027
    Federal Republic of Brazil, 12.25s, 2030                                  34           32,980
    Federal Republic of Brazil, 11s, 2040                                     75           63,825
                                                                                       ----------
                                                                                       $  217,207
-------------------------------------------------------------------------------------------------
  Bulgaria - 3.8%
    National Republic of Bulgaria, 7.75s, 2011                            $   35       $   27,387
    National Republic of Bulgaria, 7.75s, 2024                                16           12,420
                                                                                       ----------
                                                                                       $   39,807
-------------------------------------------------------------------------------------------------
  Indonesia - 0.5%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                                 $   21       $    5,670
-------------------------------------------------------------------------------------------------
  Mexico - 8.8%
    Bepensa S.A., 9.75s, 2004##                                           $   12       $   11,520
    Grupo Elektra S.A. de CV, 12s, 2008 (Retail -
      Electronics)                                                            12           11,475
    Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                                                     5            5,450
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                    15           14,982
    United Mexican States, 9.875s, 2010                                       30           32,475
    United Mexican States, 11.5s, 2026                                        14           17,201
                                                                                       ----------
                                                                                       $   93,103
-------------------------------------------------------------------------------------------------
  Morocco - 1.2%
    Kingdom of Morocco, 7.563s, 2009                                      $   15       $   13,004
-------------------------------------------------------------------------------------------------
  Netherlands - 2.5%
    APP International Finance Co., 11.75s, 2005                           $   15       $    5,250
    PTC International Finance BV, 0s to 2002, 10.75s, 2007
      (Telecommunications)                                                    10            7,750
    Slovak Wireless Finance Co., 11.25s, 2007
      (Telecommunications)                                              EUR   15           13,265
                                                                                       ----------
                                                                                       $   26,265
-------------------------------------------------------------------------------------------------
  Panama - 2.6%
    Republic of Panama, 4.5s, 2014                                        $   12       $   10,035
    Republic of Panama, 10.75s, 2020                                          17           17,085
                                                                                       ----------
                                                                                       $   27,120
-------------------------------------------------------------------------------------------------
  Philippines - 0.8%
    Republic of Philippines, 10.625s, 2025                                $   10       $    8,600
-------------------------------------------------------------------------------------------------
  Qatar - 3.3%
    State of Qatar, 9.75s, 2030##                                         $   33       $   34,402
-------------------------------------------------------------------------------------------------
  Russia - 17.2%
    Russian Federation, 11.75s, 2003                                      $   58       $   57,057
    Russian Federation, 8.25s, 2010##                                         82           56,494
    Russian Federation, 2.5s, 2030##                                         161           67,552
                                                                                       ----------
                                                                                       $  181,103
-------------------------------------------------------------------------------------------------
  South Korea - 3.0%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                   $   31       $   31,930
-------------------------------------------------------------------------------------------------
  Turkey - 1.5%
    Republic of Turkey, 11.875s, 2030                                     $   17       $   15,683
-------------------------------------------------------------------------------------------------
  Venezuela - 3.1%
    Republic of Venezuela, 9.25s, 2027                                    $   48       $   33,120
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $  927,168
-------------------------------------------------------------------------------------------------
U.S. Bonds - 3.1%
  Oil Services - 3.1%
    Pemex Project, 9.125s, 2010##                                         $   33       $   32,918
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $924,516)                                                $  960,086
-------------------------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------------------------------
    Maxcom Telecomunicationes## (Identified Cost, $261)                       36       $        9
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 7.3%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 2/01/01                                 $   36       $   36,000
    Federal Home Loan Bank, due 2/01/01                                       20           20,000
    Federal National Mortgage Assn., due 2/01/01                              21           21,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   77,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,001,777)                                        $1,037,095
Other Assets, Less Liabilities - 1.7%                                                      18,125
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,055,220
-------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS GLOBAL CONSERVATIVE EQUITY FUND

Stocks - 94.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 48.0%
  Aerospace - 2.4%
    Boeing Co.                                                               120       $    7,020
    General Dynamics Corp.                                                   120            8,518
    United Technologies Corp.                                                280           20,994
                                                                                       ----------
                                                                                       $   36,532
-------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Visteon Corp.                                                            520       $    7,358
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.1%
    J. P. Morgan Chase & Co.                                                 240       $   13,198
    John Hancock Financial Services, Inc.                                    220            7,667
    PNC Financial Services Group Co.                                         280           20,726
    Providian Financial Corp.                                                 70            4,084
                                                                                       ----------
                                                                                       $   45,675
-------------------------------------------------------------------------------------------------
  Biotechnology - 2.0%
    Pharmacia Corp.                                                          540       $   30,251
-------------------------------------------------------------------------------------------------
  Business Machines - 3.8%
    Compaq Computer Corp.                                                    250       $    5,927
    Hewlett-Packard Co.                                                      240            8,818
    IBM Corp.                                                                370           41,440
                                                                                       ----------
                                                                                       $   56,185
-------------------------------------------------------------------------------------------------
  Business Services - 1.2%
    Automatic Data Processing, Inc.                                          120       $    7,183
    Computer Sciences Corp.*                                                 120            7,752
    United Parcel Service, Inc.                                               40            2,476
                                                                                       ----------
                                                                                       $   17,411
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    Sprint Corp. (PCS Group)*                                                260       $    7,930
    VoiceStream Wireless Corp.*                                               62            7,684
                                                                                       ----------
                                                                                       $   15,614
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Microsoft Corp.*                                                         120       $    7,327
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                                               100       $    7,599
-------------------------------------------------------------------------------------------------
  Conglomerates - 1.8%
    Tyco International Ltd.                                                  430       $   26,488
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Philip Morris Cos., Inc.                                                 500       $   22,000
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                                                     290       $   13,340
-------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Federal Home Loan Mortgage Corp.                                         220       $   13,420
    Goldman Sachs Group, Inc.                                                 70            7,962
                                                                                       ----------
                                                                                       $   21,382
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    Anheuser-Busch Cos., Inc.                                                110       $    4,770
-------------------------------------------------------------------------------------------------
  Insurance - 5.0%
    AFLAC, Inc.                                                              260       $   15,335
    Gallagher (Arthur J.) & Co.                                              460           11,900
    MetLife, Inc.                                                            210            6,892
    Nationwide Financial Services, Inc., "A"                                 210            8,946
    St. Paul Cos., Inc.                                                      460           22,089
    UnumProvident Corp.                                                      320            9,351
                                                                                       ----------
                                                                                       $   74,513
-------------------------------------------------------------------------------------------------
  Machinery - 2.5%
    Deere & Co., Inc.                                                        450       $   19,314
    Ingersoll Rand Co.                                                       420           18,610
                                                                                       ----------
                                                                                       $   37,924
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.6%
    American Home Products Corp.                                             370       $   21,867
    Bristol-Myers Squibb Co.                                                 320           19,805
    Pfizer, Inc.                                                             260           11,739
                                                                                       ----------
                                                                                       $   53,411
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    IMS Health, Inc.                                                         290       $    7,314
    Medtronic, Inc.                                                          230           12,420
                                                                                       ----------
                                                                                       $   19,734
-------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Alcoa, Inc.                                                              250       $    9,185
-------------------------------------------------------------------------------------------------
  Oil Services - 2.4%
    Baker Hughes, Inc.                                                       370       $   15,300
    Halliburton Co.                                                          280           11,533
    Santa Fe International Corp.                                             260            8,814
                                                                                       ----------
                                                                                       $   35,647
-------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Exxon Mobil Corp.                                                        220       $   18,513
    Occidental Petroleum Corp.                                               300            6,813
                                                                                       ----------
                                                                                       $   25,326
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.2%
    Omnicom Group, Inc.                                                      270       $   24,651
    Readers Digest Assn., Inc.                                               220            7,480
                                                                                       ----------
                                                                                       $   32,131
-------------------------------------------------------------------------------------------------
  Retail - 2.1%
    CVS Corp.                                                                380       $   22,496
    Gap, Inc.                                                                270            8,802
                                                                                       ----------
                                                                                       $   31,298
-------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Kroger Co.*                                                              300       $    7,365
    Safeway, Inc.*                                                           340           17,228
                                                                                       ----------
                                                                                       $   24,593
-------------------------------------------------------------------------------------------------
  Telecommunications - 3.5%
    Cabletron Systems, Inc.*                                                 290       $    5,974
    CIENA Corp.*                                                              50            4,503
    Cisco Systems, Inc.*                                                     210            7,862
    Corning, Inc.                                                            130            7,372
    Qwest Communications International, Inc.*                                305           12,847
    Verizon Communications, Inc.                                             260           14,287
                                                                                       ----------
                                                                                       $   52,845
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    NiSource, Inc.                                                           280       $    7,532
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  716,071
-------------------------------------------------------------------------------------------------
Foreign Stocks - 46.8%
  Australia - 2.4%
    Australia & New Zealand Banking Group Ltd. (Banks and credit Cos.)*    1,070       $    8,762
    Broken Hill Proprietary Co. Ltd. (Mining)                                720            7,437
    QBE Insurance Group Ltd. (Insurance)*                                  3,400           19,538
                                                                                       ----------
                                                                                       $   35,737
-------------------------------------------------------------------------------------------------
  Brazil - 1.3%
    Companhia de Bebidas das Americas (Food and Beverage Products)           350       $   10,045
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace)                  240            9,962
                                                                                       ----------
                                                                                       $   20,007
-------------------------------------------------------------------------------------------------
  Canada - 2.7%
    BCE, Inc. (Telecommunications)                                           280       $    7,997
    Canadian National Railway Co. (Railroads)                                659           24,356
    Nortel Networks Corp. (Telecommunications)                               200            7,646
                                                                                       ----------
                                                                                       $   39,999
-------------------------------------------------------------------------------------------------
  China - 0.2%
    China Mobile (Hong Kong) Ltd. (Telecommunications)                       500       $    3,193
-------------------------------------------------------------------------------------------------
  Denmark - 0.8%
    Danske Bank (Banks and Credit Cos.)*                                     710       $   12,363
-------------------------------------------------------------------------------------------------
  France - 4.8%
    Alcatel Co. (Telecommunications)*                                        210       $   12,462
    Aventis S.A. (Pharmaceuticals)                                           170           13,444
    Axa (Insurance)                                                           60            8,255
    Sanofi-Synthelabo S.A. (Medical and Health Products)                     240           13,829
    Technip S.A. (Construction)                                               70            9,742
    Television Francaise (Entertainment)*                                     58            2,970
    Total Fina S.A., ADR (Oils)                                              160           11,760
                                                                                       ----------
                                                                                       $   72,462
-------------------------------------------------------------------------------------------------
  Germany - 2.3%
    Fresenius AG (Medical Supplies)                                           40       $    9,830
    Henkel KGaA, Preferred (Chemicals)                                       190           12,779
    ProSieben Media AG, Preferred (Broadcasting)*                            330           11,182
                                                                                       ----------
                                                                                       $   33,791
-------------------------------------------------------------------------------------------------
  Japan - 7.3%
    Canon, Inc. (Special Products and Services)                            1,000       $   37,295
    Fast Retailing Co. (Retail)                                              100           17,178
    Fuji Heavy Industries Ltd. (Automotive)                                1,000            7,390
    NTT Mobile Communications Network, Inc. (Telecommunications)               1           19,249
    Sumitomo Electric Industries, Ltd. (Electronics)                       1,000           15,038
    Tokyo Gas Co. Ltd. (Gas)                                               3,000            7,889
    Uni-Charm Corp. (Forest and Paper Products)                              100            4,382
                                                                                       ----------
                                                                                       $  108,421
-------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Televisa S.A., GDR (Entertainment)*                                140       $    7,490
-------------------------------------------------------------------------------------------------
  Netherlands - 7.8%
    ABN Amro Holdings N.V. (Finance)*                                        440       $   11,387
    Akzo Nobel N.V. (Chemicals)                                              510           24,664
    ING Groep N.V. (Financial Services)*                                     550           42,065
    KPN N.V. (Telecommunications)*                                           350            5,816
    Royal Dutch Petroleum Co., ADR (Oils)                                    530           31,985
                                                                                       ----------
                                                                                       $  115,917
-------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Iberdrola S.A. (Utilities - Electric)                                    300       $    4,091
-------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Saab AB, "B" (Aerospace)                                                 650       $    5,262
-------------------------------------------------------------------------------------------------
  Switzerland - 3.6%
    Nestle S.A. (Food and Beverage Products)                                   9       $   19,106
    Novartis AG (Medical and Health Products)                                 13           22,055
    Syngenta AG (Chemicals)*                                                 200           12,062
                                                                                       ----------
                                                                                       $   53,223
-------------------------------------------------------------------------------------------------
  United Kingdom - 12.5%
    AstraZeneca Group PLC (Medical and Health Products)                      320       $   13,994
    Bank of Scotland (Banks and Credit Cos.)*                                700            7,518
    Boots Co. PLC (Retail)*                                                  870            7,679
    BP Amoco PLC, ADR (Oils)                                                 215           11,073
    British Telecommunications PLC (Telecommunications)*                     880            9,156
    CGNU PLC (Insurance)*                                                  1,130           16,546
    Chubb PLC (Electronics)*                                               2,330            6,027
    Diageo PLC (Food and Beverage Products)*                               3,220           30,938
    HSBC Holdings PLC (Banks and Credit Cos.)*                               940           14,615
    Reuters Group PLC (Business Services)                                    220            3,553
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                      770           18,307
    Smith & Nephew PLC (Medical and Health Services)*                      1,600            7,201
    Standard Chartered PLC (Banks and Credit Cos.)*                          900           14,664
    Vodafone Group PLC (Telecommunications)*                               7,050           24,931
                                                                                       ----------
                                                                                       $  186,202
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $  698,158
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,418,773)                                             $1,414,229
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.2%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
-------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 2/01/01                               $     35       $   35,000
    Federal Home Loan Bank, due 2/01/01                                       21           21,000
    Federal National Mortgage Assn., due 2/01/01                              22           22,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   78,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,496,773)                                        $1,492,229
Other Assets, Less Liabilities                                                                687
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,492,916
-------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS GLOBAL FINANCIAL SERVICES FUND

Stocks - 97.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES            VALUE
-------------------------------------------------------------------------------------------------
Foreign Stocks - 61.3%
  Australia - 3.3%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                        5,970       $   48,887
-------------------------------------------------------------------------------------------------
  Brazil - 0.5%
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                   220       $    6,688
-------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Manulife Financial Corp. (Insurance)*                                    670       $   18,574
    Toronto - Dominion Bank (Banks and Credit Cos.)                          450           13,270
                                                                                       ----------
                                                                                       $   31,844
-------------------------------------------------------------------------------------------------
  Denmark - 3.3%
    Danske Bank (Banks and Credit Cos.)*                                   2,770       $   48,234
-------------------------------------------------------------------------------------------------
  France - 8.1%
    April Group (Insurance)                                                  210       $   39,098
    Axa (Insurance)                                                          330           45,404
    Natexis Co. (Financial Services)*                                        370           34,271
                                                                                       ----------
                                                                                       $  118,773
-------------------------------------------------------------------------------------------------
  Ireland - 2.0%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                     8,800       $   29,705
-------------------------------------------------------------------------------------------------
  Italy - 5.2%
    Banca Intesa S.p.A. (Financial Services)                               5,000       $   24,436
    Monte Paschi Siena (Banks and Credit Cos.)                             4,550           21,475
    Sanpaolo IMI S.p.A. (Banks and Credit Cos.)                            1,800           30,111
                                                                                       ----------
                                                                                       $   76,022
-------------------------------------------------------------------------------------------------
  Japan - 3.5%
    Sumitomo Realty & Development (Realty and Development)                 7,000       $   29,956
    The Nikko Securities Co., Ltd. (Financial Services)                    3,000           21,862
                                                                                       ----------
                                                                                       $   51,818
-------------------------------------------------------------------------------------------------
  Netherlands - 9.0%
    ABN Amro Holdings N.V. (Finance)*                                      1,760       $   45,547
    ING Groep N.V. (Financial Services)*                                   1,140           87,190
                                                                                       ----------
                                                                                       $  132,737
-------------------------------------------------------------------------------------------------
  Singapore - 4.5%
    DBS Group Holdings Ltd. (Financial Services)                           3,000       $   33,733
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                       7,000           32,327
                                                                                       ----------
                                                                                       $   66,060
-------------------------------------------------------------------------------------------------
  Switzerland - 1.8%
    Julius Baer Holdings (Banks and Credit Cos.)                               5       $   26,712
-------------------------------------------------------------------------------------------------
  United Kingdom - 17.9%
    Bank of Scotland (Banks and Credit Cos.)*                              3,420       $   36,733
    CGNU PLC (Insurance)*                                                  2,120           31,041
    HSBC Holdings PLC (Banks and Credit Cos.)*                             6,200           96,399
    HSBC Holdings PLC, HK REG (Banks and Credit Cos.)                        800           12,463
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                    1,530           36,376
    Standard Chartered PLC (Banks and Credit Cos.)*                        3,100           50,510
                                                                                       ----------
                                                                                       $  263,522
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $  901,002
-------------------------------------------------------------------------------------------------

U.S. Stocks - 36.5%
  Banks and Credit Companies - 10.6%
    Capital One Financial Corp.                                              190       $   11,974
    FleetBoston Financial Corp.                                              710           30,771
    J. P. Morgan Chase & Co.                                                 850           46,741
    PNC Financial Services Group Co.                                         490           36,270
    Providian Financial Corp.                                                210           12,254
    U.S. Bancorp                                                             590           17,435
                                                                                       ----------
                                                                                       $  155,445
-------------------------------------------------------------------------------------------------
  Financial Institutions - 12.6%
    American Express Co.                                                     740       $   34,854
    Citigroup, Inc.                                                          780           43,656
    Federal Home Loan Mortgage Corp.                                         200           12,200
    Federal National Mortgage Assn.                                          170           12,611
    Merrill Lynch & Co., Inc.                                                330           23,925
    Morgan Stanley Dean Witter & Co.                                         160           13,560
    Schwab (Charles) Corp.                                                   400           10,564
    State Street Corp.                                                       300           33,879
                                                                                       ----------
                                                                                       $  185,249
-------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Stilwell Financial Inc.*                                                 420       $   18,253
-------------------------------------------------------------------------------------------------
  Insurance - 12.1%
    AFLAC, Inc.                                                              260       $   15,335
    American International Group, Inc.                                       970           82,469
    Hartford Financial Services Group, Inc.                                  190           11,685
    Nationwide Financial Services, Inc., "A"                                 660           28,116
    St. Paul Cos., Inc.                                                      840           40,337
                                                                                       ----------
                                                                                       $  177,942
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  536,889
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,466,315)                                             $1,437,891
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.2%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 2/01/01                               $     29       $   29,000
    Federal Home Loan Bank, due 2/01/01                                       16           16,000
    Federal National Mortgage Assn., due 2/01/01                              17           17,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   62,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,528,315)                                        $1,499,891
Other Assets, Less Liabilities - (2.0)%                                                   (29,318
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,470,573
-------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS GLOBAL HEALTH SCIENCES FUND

Stocks - 97.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 62.4%
  Biotechnology - 3.0%
    Amgen, Inc.*                                                             450       $   31,641
    Genentech, Inc.*                                                         160            9,480
                                                                                       ----------
                                                                                       $   41,121
-------------------------------------------------------------------------------------------------
  Containers - 2.1%
    Ivex Packaging Corp.*                                                  2,660       $   28,755
-------------------------------------------------------------------------------------------------
  Healthcare - 2.3%
    Caremark Rx, Inc.*                                                     2,520       $   31,752
-------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    CIGNA Corp.                                                              110       $   12,227
    Hartford Financial Services Group, Inc.                                   60            3,690
                                                                                       ----------
                                                                                       $   15,917
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.5%
    Allergan, Inc.                                                           150       $   12,263
    Alza Corp.*                                                              290           12,006
    Immunex Corp.*                                                           330           10,106
                                                                                       ----------
                                                                                       $   34,375
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 17.8%
    Applera Corp. - Applied Biosystems Group*                              1,270       $  106,680
    Express Scripts, Inc.*                                                   300           27,844
    Genzyme Corp.*                                                           200           17,312
    Human Genome Sciences, Inc.*                                             150            9,150
    IMPATH, Inc.*                                                            390           17,696
    IMS Health, Inc.                                                         550           13,871
    Medtronic, Inc.                                                          920           49,680
                                                                                       ----------
                                                                                       $  242,233
-------------------------------------------------------------------------------------------------
  Pharmaceuticals - 29.7%
    American Home Products Corp.                                           1,610       $   95,151
    Bristol-Myers Squibb Co.                                               1,510           93,454
    Pfizer, Inc.                                                           2,360          106,554
    Pharmacia Corp.                                                        1,930          108,118
                                                                                       ----------
                                                                                       $  403,277
-------------------------------------------------------------------------------------------------
  Retail - 3.8%
    CVS Corp.                                                                880       $   52,096
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  849,526
-------------------------------------------------------------------------------------------------
Foreign Stocks - 35.1%
  France - 6.8%
    Aventis S.A. (Pharmaceuticals)                                           600       $   47,448
    Sanofi-Synthelabo S.A. (Medical and Health Products)                     790           45,522
                                                                                       ----------
                                                                                       $   92,970
-------------------------------------------------------------------------------------------------
  Germany - 3.4%
    Fresenius AG (Medical Supplies)                                           60       $   14,745
    Fresenius AG, Preferred (Medical Supplies)                               690           31,538
                                                                                       ----------
                                                                                       $   46,283
-------------------------------------------------------------------------------------------------
  Japan - 9.0%
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                       3,000       $   44,367
    Eisai Co. Ltd. (Medical and Health Products)                           1,000           25,350
    Shionogi & Co., Ltd. (Pharmaceuticals)                                 3,000           52,333
                                                                                       ----------
                                                                                       $  122,050
-------------------------------------------------------------------------------------------------
  Netherlands - 3.8%
    Akzo Nobel N.V. (Chemicals)                                              670       $   32,402
    Jomed N.V. (Medical and Health Products)*                                350           19,295
                                                                                       ----------
                                                                                       $   51,697
-------------------------------------------------------------------------------------------------
  Switzerland - 12.1%
    Novartis AG (Pharmaceuticals)                                             60       $  101,791
    Syngenta AG (Chemicals)*                                                 330           19,901
    Syngenta AG, ADR (Chemicals)*                                            150            1,823
    Synthes-Stratec, Inc. (Medical and Health Products)*                      60           40,740
                                                                                       ----------
                                                                                       $  164,255
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $  477,255
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,457,547)                                        $1,326,781
Other Assets, Less Liabilities - 2.5%                                                      34,006
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,360,787
-------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS INTERNATIONAL CORE EQUITY FUND

Stocks - 93.9%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES            VALUE
-------------------------------------------------------------------------------------------------
Foreign Stocks - 90.6%
  Australia - 2.4%
    Australia & New Zealand Banking Group Ltd. (Banks and Credit Cos.)*    2,264       $   18,539
    Broken Hill Proprietary Co., Ltd. (Metals and Mining)                  1,766           18,242
                                                                                       ----------
                                                                                       $   36,781
-------------------------------------------------------------------------------------------------
  Brazil - 2.1%
    Companhia de Bebidas das Americas, ADR (Food and Beverage Products)      353       $   10,131
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace and Defense)      521           21,627
                                                                                       ----------
                                                                                       $   31,758
-------------------------------------------------------------------------------------------------
  Canada - 3.5%
    Alberta Energy Co., Ltd. (Oils)                                          199       $    8,193
    Alcan Aluminum Ltd. (Metals and Mining)                                  258            9,327
    BCE, Inc. (Telecommunications)                                           677           19,335
    Nortel Networks Corp. (Telecommunications)                               436           16,668
                                                                                       ----------
                                                                                       $   53,523
-------------------------------------------------------------------------------------------------
  China - 1.3%
    China Mobile (Hong Kong), Ltd. (Telecommunications)                    3,000       $   19,156
-------------------------------------------------------------------------------------------------
  Denmark - 1.5%
    Danske Bank (Banks and Credit Cos.)*                                   1,298       $   22,602
-------------------------------------------------------------------------------------------------
  France - 11.2%
    Alcatel Co. (Telecommunications)*                                        229       $   13,590
    April Group (Insurance)                                                  100           18,618
    Aventis S.A. (Pharmaceuticals)                                           229           18,109
    Axa (Insurance)                                                          134           18,437
    Carrefour Supermarche (Supermarkets)                                     350           21,781
    Sanofi-Synthelabo S.A. (Medical and Health Products)                     596           34,343
    Technip S.A. (Construction)                                              138           19,205
    Total Fina Elf S.A., "B" (Oils)                                          183           27,001
                                                                                       ----------
                                                                                       $  171,084
-------------------------------------------------------------------------------------------------
  Germany - 6.8%
    Deutsche Bank AG (Banks and Credit Cos.)                                 150       $   14,606
    Deutsche Telekom AG (Telecommuications)*                                 647           21,677
    Fresenius AG, Preferred (Pharmaceuticals)                                398           18,191
    ProSieben Media AG, Preferred (Media)*                                   636           21,551
    SAP AG, Preferred (Computer Software - Services)                         142           27,759
                                                                                       ----------
                                                                                       $  103,784
-------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications, ADR (Telecommunications)*                      1,200       $    8,325
-------------------------------------------------------------------------------------------------
  Italy - 2.6%
    Banca Intesa S.p.A. (Financial Services)                               3,867       $   18,899
    Banca Monte dei Paschi di Siena S.p.A. (Banks and Credit Cos.)         4,342           20,493
                                                                                       ----------
                                                                                       $   39,392
-------------------------------------------------------------------------------------------------
  Japan - 15.1%
    Canon, Inc. (Business Equipment)                                       1,000       $   37,295
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                      2,000           29,578
    Fast Retailing Co., Ltd. (Retail)                                        100           17,178
    Fujikura Ltd. (Telecommunications)                                     1,000            7,390
    Murata Manufacturing Co., Ltd. (Electronics)                             100           11,730
    Secom Co., Ltd. (Consumer Goods and Services)                            500           32,268
    Shionogi & Co., Ltd. (Pharmaceuticals)                                 1,000           17,444
    Sony Corp. (Electronics)                                                 200           14,522
    Sumitomo Electric Industries Ltd. (Electronics)                        1,000           15,038
    Tokyo Broadcasting System, Inc. (Entertainment)                        1,000           29,733
    Tokyo Gas Co., Ltd. (Gas)                                              7,000           18,407
                                                                                       ----------
                                                                                       $  230,583
-------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Grupo Televisa S.A., GDR (Entertainment)*                                201       $   10,753
-------------------------------------------------------------------------------------------------
  Netherlands - 13.5%
    ABN Amro Holdings N.V. (Finance)*                                      1,210       $   31,313
    Akzo Nobel N.V. (Chemicals)                                              711           34,384
    Elsevier N.V., ADR (Publishing)                                        1,625           22,691
    ING Groep N.V. (Financial Services)*                                     476           36,406
    Koninklijke (Royal) Philips Electronics N.V. (Electronics)*              387           14,900
    KPN N.V. (Telecommunications)*                                           603           10,020
    Libertel N.V. (Telecommunications)*                                    1,767           19,410
    Royal Dutch Petroleum Co. (Oils)                                         612           36,798
                                                                                       ----------
                                                                                       $  205,922
-------------------------------------------------------------------------------------------------
  Singapore - 1.3%
    DBS Group Holdings Ltd. (Financial Services)                           1,000       $   11,244
    Overseas Union Bank (Banks and Credit Cos.)                            2,000            9,237
                                                                                       ----------
                                                                                       $   20,481
-------------------------------------------------------------------------------------------------
  South Africa - 0.7%
    De Beers Centenary AG (Diamonds - Precious Stones)                       336       $   11,064
-------------------------------------------------------------------------------------------------
  Spain - 0.2%
    Iberdrola S.A. (Utilities - Electric)                                    200       $    2,728
-------------------------------------------------------------------------------------------------
  Switzerland - 9.7%
    Julius Baer Holdings (Banks and Credit Cos.)                               5       $   26,712
    Nestle S.A. (Food and Beverage Products)                                  12           25,475
    Novartis AG (Medical and Health Products)                                 26           44,110
    Syngenta AG (Chemicals)*                                                 561           33,832
    Synthes-Stratec, Inc. (Medical and Health Products)*                      26           17,596
                                                                                       ----------
                                                                                       $  147,725
-------------------------------------------------------------------------------------------------
  United Kingdom - 17.5%
    Bank of Scotland (Banks and Credit Cos.)*                              2,179       $   23,404
    British Telecommunications PLC (Telecommunications)*                   2,175           22,630
    CGNU PLC (Insurance)*                                                    551            8,068
    Colt Telecom Group PLC (Telecommunications)*                             400           11,228
    Diageo PLC (Food and Beverage Products)*                               3,402           32,686
    HSBC Holdings PLC (Banks and Credit Cos.)*                             2,400           37,389
    Next PLC (Retail)                                                      1,642           18,668
    Royal Bank of Scotland Group PLC (Banks and Credit Cos.)*              1,036           24,631
    Standard Chartered PLC (Banks and Credit Cos.)*                        1,922           31,316
    Vodafone Group PLC (Telecommunications)*                              16,101           56,939
                                                                                       ----------
                                                                                       $  266,959
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $1,382,620
-------------------------------------------------------------------------------------------------

U.S. Stocks - 3.3%
    NTL, Inc. (Telecommunications)*                                          783       $   30,545
    Santa Fe International Corp. (Oils)                                      558           18,916
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $   49,461
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,420,266)                                        $1,432,081
Other Assets, Less Liabilities - 6.1%                                                      93,366
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,525,447
-------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2001

MFS NEW ENDEAVOR FUND

Stocks - 80.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 78.9%
  Aerospace - 3.2%
    General Dynamics Corp.                                                   170       $   12,066
    Goodrich (B.F.) Co.                                                       90            3,240
    United Technologies Corp.                                                160           11,997
                                                                                       ----------
                                                                                       $   27,303
-------------------------------------------------------------------------------------------------
  Biotechnology - 1.3%
    Alkermes, Inc.*                                                           60       $    1,590
    Guidant Corp.*                                                            10              495
    Pharmacia Corp.                                                          160            8,963
                                                                                       ----------
                                                                                       $   11,048
-------------------------------------------------------------------------------------------------
  Business Services - 5.0%
    Braun Consulting, Inc.*#                                               1,320       $    8,580
    Concord EFS, Inc.*                                                       100            4,383
    eLoyalty Corp.*#                                                         440            4,565
    Key3Media Group, Inc.                                                    330            4,224
    Mettler Toledo International, Inc.*                                       40            2,072
    Plexus Corp.                                                              60            2,816
    Predictive Systems, Inc.*                                                620            4,069
    Profit Recovery Group International, Inc.                                875            6,015
    VeriSign, Inc.*                                                           80            5,880
                                                                                       ----------
                                                                                       $   42,604
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Motorola, Inc.                                                           190       $    4,334
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Georgia Gulf Corp.                                                       180       $    3,058
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 4.3%
    CheckFree Corp.*                                                          45       $    2,489
    Legato Systems, Inc.                                                      90            1,654
    Metasolv, Inc.                                                            80            1,700
    Netegrity, Inc.*                                                          60            3,690
    Onyx Software Corp.*                                                     200            3,200
    Precise Software Solutions Ltd.*                                         100            2,912
    RSA Security, Inc.*#                                                     180           11,160
    SonicWall, Inc.*                                                          10              183
    Synavant, Inc.                                                           170            1,062
    Watchguard Technologies, Inc.*                                           490            8,514
                                                                                       ----------
                                                                                       $   36,564
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.6%
    Aspen Technology, Inc.*                                                   90       $    3,527
    Citrix Systems, Inc.*                                                     55            1,973
    Computer Network Technology Corp.*#                                      210            5,919
    CSG Systems International, Inc.*#                                        175            7,766
    E.piphany, Inc.*                                                          80            3,130
    I2 Technologies, Inc.*                                                    70            3,544
    Informix Corp.*                                                          420            3,137
    JNI Corp.*                                                               270            5,552
    Synopsys, Inc.*#                                                         245           12,740
                                                                                       ----------
                                                                                       $   47,288
-------------------------------------------------------------------------------------------------
  Construction Services - 1.7%
    Martin Marietta Materials, Inc.                                          350       $   14,830
-------------------------------------------------------------------------------------------------
  Containers - 1.1%
    Ivex Packaging Corp.*#                                                   840       $    9,080
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Jabil Circuit, Inc.*                                                      30       $    1,155
    QLogic Corp.*                                                             70            6,160
                                                                                       ----------
                                                                                       $    7,315
-------------------------------------------------------------------------------------------------
  Electronics - 2.9%
    Agilent Technologies, Inc.*#                                              85       $    4,637
    Conexant Systems, Inc.*#                                                 230            4,154
    Flextronics International Ltd.*                                          210            8,006
    hi/ fn, Inc.*                                                            145            4,341
    Vitesse Semiconductor Corp.*                                              50            3,553
                                                                                       ----------
                                                                                       $   24,691
-------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Devon Energy Corp.                                                        60       $    3,288
-------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Clear Channel Communications, Inc.*                                       50       $    3,260
    Emmis Broadcasting Corp., "A"*                                            40            1,483
                                                                                       ----------
                                                                                       $    4,743
-------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    J P Morgan Chase & Co.                                                    60       $    3,299
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Conagra, Inc.                                                            260       $    6,084
-------------------------------------------------------------------------------------------------
  Healthcare - 4.9%
    Caremark Rx, Inc.*#                                                    2,270       $   28,602
    First Health Group Corp.*#                                               225            9,422
    HCA - The Healthcare Co.                                                 100            3,741
                                                                                       ----------
                                                                                       $   41,765
-------------------------------------------------------------------------------------------------
  Insurance - 2.2%
    Gallagher (Arthur J.) & Co.                                              280       $    7,244
    Nationwide Financial Services, Inc., "A"                                  50            2,130
    St. Paul Cos., Inc.#                                                     195            9,364
                                                                                       ----------
                                                                                       $   18,738
-------------------------------------------------------------------------------------------------
  Internet - 2.3%
    BroadVision, Inc.*                                                       160       $    2,150
    CNET Networks, Inc.*#                                                    350            6,278
    I Many, Inc.                                                             390            6,971
    XO Communications, Inc.                                                  160            3,940
                                                                                       ----------
                                                                                       $   19,339
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    AmeriSource Health Corp., "A"*                                           140       $    6,696
    Haemonetics Corp.*                                                       100            2,770
                                                                                       ----------
                                                                                       $    9,466
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.9%
    DaVita, Inc.*#                                                         1,170       $   22,874
    Laboratory Corporation of America Holdings*                               50            6,811
    LifePoint Hospitals, Inc.*                                                90            2,959
    Tenet Healthcare Corp.*                                                  300           13,086
    Wellpoint Health Networks, Inc.*                                         135           13,023
                                                                                       ----------
                                                                                       $   58,753
-------------------------------------------------------------------------------------------------
  Oil Services - 8.3%
    Diamond Offshore Drilling, Inc.                                          180       $    7,288
    Dril-Quip, Inc.*                                                          50            1,332
    Global Industries, Inc.*#                                                890           11,626
    Grey Wolf, Inc.                                                        2,350           14,452
    Noble Drilling Corp.*                                                    160            7,219
    Tidewater, Inc.                                                           50            2,393
    Trico Marine Services, Inc.*#                                          1,100           17,806
    Weatherford International, Inc.*                                         170            8,310
                                                                                       ----------
                                                                                       $   70,426
-------------------------------------------------------------------------------------------------
  Oils - 10.3%
    Barrett Resouces Corp.*                                                  325       $   14,788
    EOG Resources, Inc.                                                      185            8,092
    Exxon Mobil Corp.                                                         75            6,311
    Newfield Exploration Co.*#                                               370           12,391
    Occidental Petroleum Corp.#                                              500           11,355
    Santa Fe International Corp.#                                            445           15,086
    Transocean Sedco Forex, Inc.#                                            430           19,543
                                                                                       ----------
                                                                                       $   87,566
-------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    Bergen Brunswig Corp.                                                    180       $    3,276
    Minimed, Inc.                                                            100            3,325
                                                                                       ----------
                                                                                       $    6,601
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.9%
    Pinnacle Holdings, Inc.*#                                              1,320       $   16,170
-------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Dollar Tree Stores, Inc.*                                                 80       $    2,435
-------------------------------------------------------------------------------------------------
  Special Products and Services - 1.4%
    Harmonic, Inc.*                                                           80              940
    Millipore Corp.                                                          205           11,378
                                                                                       ----------
                                                                                       $   12,318
-------------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Kroger Co.*                                                              590       $   14,485
    Safeway, Inc.*                                                           130            6,587
                                                                                       ----------
                                                                                       $   21,072
-------------------------------------------------------------------------------------------------
  Telecommunications - 5.2%
    Advanced Fibre Communications, Inc.*                                     160       $    3,970
    American Tower Corp., "A"*                                                10              362
    Cabletron Systems, Inc.*#                                                470            9,682
    CIENA Corp.*                                                              50            4,503
    Cisco Systems, Inc.*                                                      90            3,370
    Corning, Inc.                                                            130            7,372
    Corvis Corp.*                                                             90            1,946
    EchoStar Communications Corp.*                                           120            3,705
    JDS Uniphase Corp.*                                                       80            4,385
    Qwest Communications International, Inc.*                                 60            2,527
    Tekelec Co.*                                                              90            2,520
    Vignette Corp.*                                                           20              166
                                                                                       ----------
                                                                                       $   44,508
-------------------------------------------------------------------------------------------------
  Transportation - 1.1%
    Knightsbridge Tankers Ltd.#                                              420       $    9,713
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Evergreen Solar, Inc.                                                     10       $      104
    NiSource, Inc.                                                           260            6,994
                                                                                       ----------
                                                                                       $    7,098
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  671,497
-------------------------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Canada - 1.6%
    Mitel Corp. (Telecommunications)*#                                       800       $    8,816
    Nortel Networks Corp. (Telecommunications)                               110            4,205
                                                                                       ----------
                                                                                       $   13,021
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $624,323)                                               $  684,518
-------------------------------------------------------------------------------------------------
Repurchase Agreement - 16.3%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 01/31/01, due 02/01/01, total to be
      received $146,979 (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account), at Cost           $   139       $  139,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $763,323)                                          $  823,518
-------------------------------------------------------------------------------------------------

Securities Sold Short - (25.3)%
-------------------------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------------------------------
U.S. Stocks - (22.3)%
  Banks and Credit Companies - (1.7)%
    Bank America Corp.                                                       (70)      $   (3,767)
    Bank One Corp.                                                           (60)          (2,352)
    Compucredit Corp.                                                       (190)          (1,627)
    Providian Financial Corp.                                                (85)          (4,960)
    U.S. Bancorp                                                             (70)          (2,069)
                                                                                       ----------
                                                                                       $  (14,775)
-------------------------------------------------------------------------------------------------
  Business Machines - (1.1)%
    International Business Machines Corp.                                    (65)      $   (7,280)
    Texas Instruments, Inc.                                                  (50)          (2,190)
                                                                                       ----------
                                                                                       $   (9,470)
-------------------------------------------------------------------------------------------------
  Computer Software - Services - (0.3)%
    Micromuse, Inc.*                                                         (35)      $   (2,828)
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - (2.2)%
    Brocade Communications Systems, Inc.*                                    (20)      $   (1,806)
    Manugistics Group, Inc.*                                                 (40)          (2,031)
    Nuance Communications, Inc.*                                             (80)          (3,005)
    Oracle Corp.*                                                           (140)          (4,078)
    Redback Networks, Inc.*                                                  (40)          (1,915)
    Siebel Systems, Inc.*                                                    (30)          (1,989)
    Sycamore Networks, Inc.*                                                (110)          (3,877)
                                                                                        ---------
                                                                                       $  (18,701)
-------------------------------------------------------------------------------------------------
  Conglomerates - (1.0)%
    General Electric Co.                                                    (185)      $   (8,510)
-------------------------------------------------------------------------------------------------
  Construction - (0.7)%
    Centex Corporation                                                      (140)      $   (5,718)
-------------------------------------------------------------------------------------------------
  Drugs & Health Care - (0.3)%
    Aetna, Inc.                                                              (70)      $   (2,676)
-------------------------------------------------------------------------------------------------
  Electronics - (4.3)%
    Advanced Energy Industries, Inc.*                                       (190)      $   (5,831)
    Analog Devices, Inc.*                                                    (25)          (1,565)
    Applied Materials, Inc.*                                                (125)          (6,289)
    Broadcom Corp.*                                                          (27)          (2,968)
    International Rectifier Corp.*                                          (110)          (5,936)
    Micron Technology, Inc.*                                                (150)          (6,865)
    PRI Automation, Inc.*                                                    (60)          (1,950)
    Teradyne, Inc.*                                                         (110)          (4,820)
                                                                                       ----------
                                                                                       $  (36,224)
-------------------------------------------------------------------------------------------------
  Entertainment - (0.6)%
    AOL Time Warner, Inc.*                                                   (90)      $   (4,730)
-------------------------------------------------------------------------------------------------
  Financial Institutions - (0.2)%
    FleetBoston Financial Corp.                                              (40)      $   (1,734)
-------------------------------------------------------------------------------------------------
  Insurance - (1.2)%
    Progressive Corp.                                                       (105)      $   (9,865)
-------------------------------------------------------------------------------------------------
  Medical and Health Products - (1.2)%
    Pfizer, Inc.                                                            (230)      $  (10,384)
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - (2.4)%
    AdvancePCS*                                                              (60)      $   (2,348)
    Merrill Lynch Biotech Holding Company Depository Receipts*               (50)          (7,614)
    Quest Diagnostics, Inc.*                                                 (65)          (6,727)
    UnitedHealth Group, Inc.*                                                (70)          (3,949)
                                                                                       ----------
                                                                                       $  (20,638)
-------------------------------------------------------------------------------------------------
  Oil Services - (2.2)%
    BJ Services Co.*                                                         (65)      $   (5,088)
    Schlumberger Ltd.                                                       (180)         (13,824)
                                                                                       ----------
                                                                                       $  (18,912)
-------------------------------------------------------------------------------------------------
  Retail - (0.8)%
    K Mart Corp.                                                            (380)      $   (3,325)
    Lowe's Cos., Inc.                                                        (60)          (3,207)
                                                                                       ----------
                                                                                       $   (6,532)
-------------------------------------------------------------------------------------------------
  Telecommunications - (2.1)%
    360Networks, Inc.                                                       (200)      $   (2,900)
    Emulex Corp.*                                                            (55)          (5,115)
    Powerwave Technologies, Inc.*                                            (75)          (2,911)
    Tellabs, Inc.*                                                           (40)          (2,593)
    WorldCom, Inc.*                                                         (200)          (4,312)
                                                                                       ----------
                                                                                       $  (17,831)
-------------------------------------------------------------------------------------------------
Total U.S. Stocks Sold Short                                                           $ (189,528)
-------------------------------------------------------------------------------------------------
Foreign Stocks - (3.0)%
  Canada - (0.9)%
    Celestica Inc. (Business Services)*                                     (110)      $   (7,266)
-------------------------------------------------------------------------------------------------
  France - (0.5)%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)*                     (80)      $   (4,680)
-------------------------------------------------------------------------------------------------
  Netherlands - (1.0)%
    STMicroelectronics N.V. (Electronics)*                                  (180)      $   (8,500)
-------------------------------------------------------------------------------------------------
  Taiwan - (0.6)%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                         (230)      $   (5,552)
-------------------------------------------------------------------------------------------------
Total Foreign Stocks Sold Short                                                        $  (25,998)
-------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(205,624))                            $ (215,526)
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 28.5%                                                    242,831
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $  850,823
-------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
*  Non-income producing security.
#  Security or a portion of the security was pledged to cover collateral requirements. At January
   31, 2001, the value of securities pledged for the MFS New Endeavor Fund amounted to $277,329.
## SEC Rule 144A restriction.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                                                                                      MFS GLOBAL
                                                        MFS EMERGING            MFS GLOBAL             FINANCIAL
                                                             MARKETS          CONSERVATIVE              SERVICES
JANUARY 31, 2001                                           DEBT FUND           EQUITY FUND                  FUND
----------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,001,777, $1,496,773, and $1,528,315,
    respectively)                                         $1,037,095            $1,492,229            $1,499,891
  Cash                                                         1,094                   682                   162
  Foreign currency, at value (identified cost,
    $1,418, $0, and $0, respectively)                          1,418                --                     --
  Net receivable for forward foreign currency
    exchange contracts to sell                                 3,829                --                     --
  Receivable for investments sold                            657,484                10,417                 --
  Interest and dividends receivable                           31,266                   422                   285
                                                          ----------            ----------            ----------
      Total assets                                        $1,732,186            $1,503,750            $1,500,338
                                                          ----------            ----------            ----------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements
                                                          $    5,101            $   --                $    --
  Payable for investments purchased                           71,865                10,783                29,715
  Payable for fund shares reacquired                         600,000                --                     --
  Payable to affiliates -
    Management fee                                            --                        41                    40
    Reimbursement fee                                         --                        10                    10
                                                          ----------            ----------            ----------
      Total liabilities                                   $  676,966            $   10,834            $   29,765
                                                          ----------            ----------            ----------
Net assets                                                $1,055,220            $1,492,916            $1,470,573
                                                          ==========            ==========            ==========
Net assets consist of:
  Paid-in capital                                         $1,032,737            $1,500,200            $1,501,910
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                         33,814                (4,548)              (28,497)
  Accumulated net realized loss on investments and
    foreign currency transactions                            (11,654)               (3,264)               (3,491)
  Accumulated undistributed net investment income                323                   528                   651
                                                          ----------            ----------            ----------
      Total                                               $1,055,220            $1,492,916            $1,470,573
                                                          ==========            ==========            ==========
Shares of beneficial interest outstanding:
  Class A                                                     74,972               150,020               149,675
  Class I                                                     35,014                --                       520
                                                          ----------            ----------            ----------
  Total shares of beneficial interest outstanding            109,986               150,020               150,195
                                                          ==========            ==========            ==========
Net assets:
  Class A                                                 $  719,722            $1,492,916            $1,496,710
  Class I                                                    335,498                --                     5,200
                                                          ----------            ----------            ----------
      Total net assets                                    $1,055,220            $1,492,916            $1,501,910
                                                          ==========            ==========            ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                        $ 9.60                $ 9.95                $ 9.79
                                                          ======                ======                ======
    Offering price per share (100 / 94.25 of net
      asset value per share)                              $10.19                $10.56                $10.39
                                                          ======                ======                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)
                                                          $ 9.58                $ --                  $ 9.79
                                                          ======                ======                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Assets and Liabilities (Unaudited) - continued
-----------------------------------------------------------------------------------------------------------------
                                                          MFS GLOBAL                    MFS
                                                              HEALTH          INTERNATIONAL               MFS NEW
                                                            SCIENCES            CORE EQUITY              ENDEAVOR
JANUARY 31, 2001                                                FUND                   FUND                  FUND
-----------------------------------------------------------------------------------------------------------------
Assets:
  Investments -
  Identified cost                                         $1,457,547             $1,420,266            $  624,323
  Repurchase agreements, at value                           --                     --                     139,000
  Unrealized appreciation (depreciation)                    (130,766)                11,815                60,195
                                                          ----------             ----------            ----------
      Total investments, at value                         $1,326,781             $1,432,081            $  823,518
  Cash                                                        33,368                 78,024                   108
  Deposits with brokers for securities sold short           --                     --                     205,624
  Receivable for investments sold                           --                       18,194                62,321
  Interest and dividends receivable                              697               --                       1,007
                                                          ----------             ----------            ----------
      Total assets                                        $1,360,846             $1,528,299            $1,092,578
                                                          ----------             ----------            ----------
Liabilities:
  Payable for dividends on securities sold short          $   --                 $   --                $      173
  Securities sold short, at value (proceeds
    received, $0, $0, and $205,624, respectively)             --                     --                   215,526
  Payable to custodian (identified cost, $0, $89,
    and $0, respectively)                                     --                         87                 --
  Payable for investments purchased                           --                      2,714                17,637
  Payable to affiliates -
    Management fee                                                37                     42                    21
    Shareholder servicing agent fee                                4                 --                     --
    Distribution and service fee                                  13                 --                     --
    Reimbursement fee                                              5                      9                     7
  Accrued expenses and other liabilities                      --                     --                     8,391
                                                          ----------             ----------            ----------
      Total liabilities                                   $       59             $    2,852            $  241,755
                                                          ----------             ----------            ----------
Net assets                                                $1,360,787             $1,525,447            $  850,823
                                                          ==========             ==========            ==========
Net assets consist of:
  Paid-in capital                                         $1,502,753             $1,510,200            $  848,333
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                       (130,766)                11,835                50,293
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions         (11,266)                 3,424               (39,771)
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                              66                    (12)               (8,032)
                                                          ----------             ----------            ----------
      Total                                               $1,360,787             $1,525,447            $  850,823
                                                          ==========             ==========            ==========
Shares of beneficial interest outstanding:
  Class A                                                    149,781                151,024                86,618
  Class I                                                        520                 --                     --
                                                          ----------             ----------            ----------
      Total shares of beneficial interest outstanding        150,301                151,024                86,618
                                                          ==========             ==========            ==========
Net assets:
  Class A                                                 $1,356,078             $1,525,447            $  850,823
  Class I                                                      4,709                 --                     --
                                                          ----------             ----------            ----------
      Total net assets                                    $1,360,787             $1,525,447            $  850,823
                                                          ==========             ==========            ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                        $9.05                  $10.10                $ 9.82
                                                          =====                  ======                ======
    Offering price per share (100 / 94.25 of net
      asset value per share)                              $9.60                  $10.72                $10.42
                                                          =====                  ======                ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of
    beneficial interest outstanding)                      $9.06                  $ --                  $ --
                                                          =====                  ======                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited)
--------------------------------------------------------------------------------------------------------------------
                                                          MFS EMERGING             MFS GLOBAL             MFS GLOBAL
                                                               MARKETS           CONSERVATIVE              FINANCIAL
SIX MONTHS ENDED JANUARY 31, 2001                            DEBT FUND           EQUITY FUND*         SERVICES FUND*
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                 $  89,374               $  1,535               $  1,465
    Dividends                                                    --                       645                    834
                                                             ---------               --------               --------
      Total investment income                                $  89,374               $  2,180               $  2,299
                                                             ---------               --------               --------
  Expenses -
    Management fee                                           $   6,108               $  1,322               $  1,318
    Shareholder servicing agent fee                                719                    132                    128
    Distribution and service fee (Class A)                       2,150                    465                    461
    Administrative fee                                              91                     22                     21
    Custodian fee                                                4,622                     58                    135
    Printing                                                     4,251                  3,481                  2,955
    Postage                                                        140                      1                      5
    Auditing fees                                               19,000                  4,800                  4,500
    Legal fees                                                   1,529                    235                    560
    Registration fees                                            1,900                  2,000                  2,000
    Miscellaneous                                                1,371                    128                  4,594
                                                             ---------               --------               --------
      Total expenses                                         $  41,881               $ 12,644               $ 16,677
    Fees paid indirectly                                          (648)                   (44)                   (50)
    Reduction of expenses by investment adviser and
      distributor                                              (41,233)               (10,948)               (14,979)
                                                             ---------               --------               --------
      Net expenses                                           $   --                  $  1,652               $  1,648
                                                             ---------               --------               --------
        Net investment income                                $  89,374               $    528               $    651
                                                             ---------               --------               --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $  12,654               $ (1,765)              $ (1,657)
    Futures transactions                                          (141)                 --                     --
    Foreign currency transactions                                  821                 (1,499)                (1,834)
                                                             ---------               --------               --------
      Net realized gain (loss) on investments and
        foreign
        currency transactions                                $  13,334               $ (3,264)              $ (3,491)
                                                             ---------               --------               --------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $ (13,671)              $ (4,544)              $(28,424)
    Futures contracts                                             (615)                 --                     --
    Translation of assets and liabilities in foreign
      currencies                                                   419                     (4)                   (73)
                                                             ---------               --------               --------
      Net unrealized loss on investments and foreign
        currency translation                                 $ (13,867)              $ (4,548)              $(28,497)
                                                             ---------               --------               --------
        Net realized and unrealized loss on investments
          and foreign currency                               $    (533)              $ (7,812)              $(31,988)
                                                             ---------               --------               --------
          Increase (decrease) in net assets from
            operations                                       $  88,841               $ (7,284)              $(31,337)
                                                             =========               ========               ========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited) - continued
---------------------------------------------------------------------------------------------------------------------
                                                      MFS GLOBAL HEALTH      MFS INTERNATIONAL                MFS NEW
                                                               SCIENCES            CORE EQUITY               ENDEAVOR
PERIOD ENDED JANUARY 31, 2001                                     FUND*                  FUND*                 FUND**
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                   $   1,271              $  1,670               $  3,696
    Dividends                                                        763                 --                     1,744
                                                               ---------              --------               ---------
      Total investment income                                  $   2,034              $  1,670               $  5,440
                                                               ---------              --------               ---------
  Expenses -
    Management fee                                             $   1,231              $  1,346               $  2,132
    Shareholder servicing agent fee                                  123                   135                    237
    Distribution and service fee (Class A)                           430                   474                    833
    Administrative fee                                                20                    22                     21
    Custodian fee                                                    500                 1,250                    721
    Printing                                                         200                 4,000                 13,727
    Postage                                                           25                    88                    722
    Auditing fees                                                  2,000                 2,000                  5,050
    Legal fees                                                     1,000                 --                     1,414
    Registration fees                                                500                 --                     --
    Dividend expense on securities sold short                      --                    --                       173
    Broker charges                                                 --                    --                     8,367
    Miscellaneous                                                  1,923                   433                  5,551
                                                               ---------              --------               ---------
      Total expenses                                           $   7,952              $  9,748               $ 38,948
    Fees paid indirectly                                           --                     (474)                   (51)
    Reduction of expenses by investment adviser and
      distributor                                                 (5,984)               (7,592)               (27,515)
                                                               ---------              --------               ---------
      Net expenses                                             $   1,968              $  1,682               $ 11,382
                                                               ---------              --------               ---------
        Net investment income (loss)                           $      66              $    (12)              $ (5,942)
                                                               ---------              --------               ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $ (10,028)             $  6,886               $    105
    Securities sold short                                          --                    --                   (39,946)
    Foreign currency transactions                                 (1,238)               (3,462)                    70
                                                               ---------              --------               ---------
      Net realized gain (loss) on investments and
        foreign currency transactions                          $ (11,266)             $  3,424               $(39,771)
                                                               ---------              --------               ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $(130,766)             $ 11,815               $ 60,195
    Securities sold short                                          --                    --                    (9,902)
    Translation of assets and liabilities in foreign
      currencies                                                   --                       20                  --
                                                               ---------              --------               ---------
      Net unrealized gain (loss) on investments and
        foreign currency translation                           $(130,766)             $  11,835              $  50,293
                                                               ---------              --------               ---------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                     $(142,032)             $  15,259              $  10,522
                                                               ---------              --------               ---------
          Increase (decrease) in net assets from
            operations                                         $(141,966)             $  15,247              $   4,580
                                                               =========              =========              =========

 * For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.
** For the period from the commencement of the fund's investment operations, September 29, 2000, through January 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes to Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                                                       MFS GLOBAL
                                                                                                     CONSERVATIVE
                                                            MFS EMERGING MARKETS DEBT FUND            EQUITY FUND
                                                    --------------------------------------      -----------------
                                                    SIX MONTHS ENDED            YEAR ENDED           PERIOD ENDED
                                                    JANUARY 31, 2001         JULY 31, 2000      JANUARY 31, 2001*
                                                         (UNAUDITED)                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                  $    89,374           $   149,288             $      528
  Net realized gain (loss) on investments and
    foreign currency transactions                             13,334               190,336                 (3,264)
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (13,867)               37,978                 (4,548)
                                                         -----------            ----------             ----------
      Increase (decrease) in net assets from
        operations                                       $    88,841           $   377,602             $   (7,284)
                                                         -----------            ----------             ----------
Distributions declared to shareholders -
  From net investment income (Class A)                   $  (152,140)          $  (106,759)            $   --
  From net investment income (Class I)                       (21,510)              (19,083)                --
  From net realized gain on investments and foreign
    currency transactions (Class A)                           (7,160)               --                     --
  From net realized gain on investments and foreign
    currency transactions (Class I)                           (1,012)               --                     --
                                                         -----------            ----------             ----------
      Total distributions declared to shareholders       $  (181,822)          $  (125,842)            $   --
                                                         -----------            ----------             ----------
Net increase (decrease) in net assets from fund
  share transactions                                     $  (272,442)          $    64,813             $1,500,200
                                                         -----------            ----------             ----------
      Total increase (decrease) in net assets            $  (365,423)          $   316,573             $1,492,916
                                                         -----------            ----------             ----------
Net assets:
  At beginning of period                                   1,420,643             1,104,070                 --
                                                         -----------            ----------             ----------
  At end of period (including accumulated
    undistributed net investment income of $323,
    $84,599 and $528, respectively)                      $ 1,055,220            $1,420,643             $1,492,916
                                                         ===========            ==========             ==========
* For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes to Net Assets - continued
------------------------------------------------------------------------------------------------------------------------------------
                                    MFS GLOBAL FINANCIAL      MFS GLOBAL HEALTH      MFS INTERNATIONAL               MFS NEW
                                                SERVICES               SCIENCES            CORE EQUITY              ENDEAVOR
                                                   FUND*                  FUND*                  FUND*                FUND**
PERIOD ENDED JANUARY 31, 2001                (UNAUDITED)            (UNAUDITED)            (UNAUDITED)           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                $      651             $       66             $      (12)           $   (5,942)
                                              ----------             ----------             ----------            ----------
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                  (3,491)               (11,266)                 3,424               (39,771)
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                  (28,497)              (130,766)                11,835                50,293
                                              ----------             ----------             ----------            ----------
      Increase (decrease) in net assets
        from operations                       $  (31,337)            $ (141,966)            $   15,247            $    4,580
                                              ----------             ----------             ----------            ----------
Distributions declared to shareholders
  in excess of net investment income          $  --                  $   --                 $    --               $   (2,090)
                                              ----------             ----------             ----------            ----------
Net increase in net assets from fund
  share transactions                          $1,501,910             $1,502,753             $1,510,200            $  848,333
                                              ----------             ----------             ----------            ----------
      Total increase in net assets            $1,470,573             $1,360,787             $1,525,447            $  850,823
Net assets:
  At end of period (including accumulated
    undistributed net investment income
    (loss) of $651, $66, $(12), and
    $(8,032), respectively)                   $1,470,573             $1,360,787             $1,525,447            $  850,823
                                              ==========             ==========             ==========            ==========
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.
** For the period from the commencement of the fund's investment operations, September 29, 2000, through January 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                        MFS EMERGING MARKETS DEBT FUND
---------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED           YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                               JANUARY 31, 2001        JULY 31, 2000      JULY 31, 1999      JULY 31, 1998*
                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $10.40               $ 8.52             $ 9.58              $10.00
                                                         ------               ------             ------              ------
Income from investment operations# -
  Net investment income(S)                               $ 0.62               $ 1.09             $ 0.81              $ 0.25
  Net realized and unrealized loss on investments
    and foreign currency                                  (0.08)                1.77              (1.31)              (0.67)
                                                         ------               ------             ------              ------
      Total from investment operations                   $ 0.54               $ 2.86             $(0.50)             $(0.42)
                                                         ------               ------             ------              ------

Less distributions declared to shareholders -
  From net investment income                             $(1.28)              $(0.98)            $(0.56)             $ --
  From net realized gain on investments and
    foreign currency transactions                         (0.06)                --                 --                  --
                                                         ------               ------             ------              ------
Net asset value - end of period                          $ 9.60               $10.40             $ 8.52              $ 9.58
                                                         ======               ======             ======              ======
Total return(+)                                            5.98%++             34.86%             (4.06)%             (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.09%+               0.05%              1.56%               1.70%+
  Net investment income                                   12.51%+              11.64%             10.09%               6.65%+
Portfolio turnover                                          216%                 338%               449%                 68%
Net assets at end of period (000 Omitted)                  $720               $1,240             $1,018                $959

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily, agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees effective July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 1.65% of average daily net assets. The investment adviser has agreed to waive the reimbursement for an indefinite period of time. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
        Net investment income                            $ 0.33               $ 0.65             $ 0.54              $ 0.06
        Ratios (to average net assets):
          Expenses##                                       5.90%+               4.73%              4.88%               6.89%+
          Net investment income                            6.70%+               6.96%              6.77%               1.46%+

*   For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998. +
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement. (+)
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                        MFS EMERGING MARKETS DEBT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED           YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                               JANUARY 31, 2001        JULY 31, 2000      JULY 31, 1999      JULY 31, 1998*
                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $10.38               $ 8.52             $ 9.58              $10.00
                                                         ------               ------             ------              ------
Income from investment operations# -
  Net investment income(S)                               $ 0.60               $ 1.13             $ 0.78              $ 0.25
  Net realized and unrealized (gain) loss on
    investments and foreign currency                      (0.06)                1.71              (1.28)              (0.67)
                                                         ------               ------             ------              ------
      Total from investment operations                   $ 0.54               $ 2.84             $(0.50)             $(0.42)
                                                         ------               ------             ------              ------
Less distributions declared to shareholders -
  From net investment income                             $(1.28)              $(0.98)            $(0.56)             $ --
  From net realized gain on investments and
    foreign currency transactions                         (0.06)                --                 --                  --
                                                         ------               ------             ------              ------
Net asset value - end of period                          $ 9.58               $10.38             $ 8.52              $ 9.58
                                                         ======               ======             ======              ======
Total return                                               5.98%++             34.73%             (4.07)%             (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.09%+               0.05%              1.56%               1.70%+
  Net investment income                                   12.44%+              11.64%             10.15%               6.92%+
Portfolio turnover                                          216%                 338%               449%                 68%
Net assets at end of period (000 Omitted)                  $335                 $180                $86                  $1

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily, agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees effective July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than
    1.65% of average daily net assets. The investment adviser has agreed to waive the reimbursement for an indefinite period of time. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

      Net investment income                              $ 0.34               $ 0.71             $ 0.55              $ 0.07
      Ratios (to average net assets):
        Expenses##                                         5.55%+               4.38%              4.53%               6.54%+
        Net investment income                              6.98%+               7.31%              7.18%               2.08%+

*  For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

-------------------------------------------------------------------------------
                                            MFS GLOBAL CONSERVATIVE EQUITY FUND
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                              JANUARY 31, 2001*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                                        CLASS A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $  -- +++
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.05)
                                                                      ------
      Total from investment operations                                $(0.05)
                                                                      ------
Net asset value - end of period                                       $ 9.95
                                                                      ======
Total return(+) (0.50)%++ Ratios (to average net
  assets)/Supplemental data(S):
  Expenses##                                                            1.28%+
  Net investment income                                                 0.40%+
Portfolio turnover                                                         8%
Net assets at end of period (000 Omitted)                             $1,493

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss $(0.07) Ratios (to average net assets):
       Expenses##                                                       9.52%+
       Net investment loss                                             (7.84)%+

* For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                     MFS GLOBAL FINANCIAL SERVICES FUND
---------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              PERIOD ENDED
                                                              JANUARY 31, 2001*         JANUARY 31, 2001*
                                                                    (UNAUDITED)               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $  -- +++                 $ --  +++
  Net realized and unrealized loss on investments and foreign
    currency                                                              (0.21)                    (0.21)
                                                                         ------                    ------
      Total from investment operations                                   $(0.21)                   $(0.21)
                                                                         ------                    ------
Net asset value - end of period                                          $ 9.79                    $ 9.79
                                                                         ======                    ======
Total return(+)                                                           (2.10)%++                 (2.10)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.29%+                    1.29%+
  Net investment income                                                    0.49%+                    0.44%+
Portfolio turnover                                                            5%                        5%
Net assets at end of period (000 Omitted)                                $1,465                        $5

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25%
      of average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.07)                   $(0.06)
        Ratios (to average net assets):
          Expenses##                                                       9.20%+                    8.85%+
          Net investment loss                                             (7.42)%+                  (7.12)%+

*   For the period from the commencement of the fund's investment operations, December 29, 2000, through
    January 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                      MFS GLOBAL HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              PERIOD ENDED
                                                              JANUARY 31, 2001*         JANUARY 31, 2001*
                                                                    (UNAUDITED)               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ --  +++                 $ --  +++
  Net realized and unrealized loss on investments and foreign
    currency                                                              (0.95)                    (0.94)
                                                                         ------                    ------
      Total from investment operations                                   $(0.95)                   $(0.94)
                                                                         ------                    ------
Net asset value - end of period                                          $ 9.05                    $ 9.06
                                                                         ======                    ======
Total return(+)                                                           (9.50)%++                 (9.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.60%+                    1.25%+
  Net investment income                                                    0.05%+                    0.47%+
Portfolio turnover                                                            6%                        6%
Net assets at end of period (000 omitted)                                $1,356                        $5

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.06)                   $(0.05)
        Ratios (to average net assets):
          Expenses##                                                       6.43%+                    6.08%+
          Net investment loss                                             (4.78)%+                  (4.36)%+

*   For the period from the commencement of the fund's investment operations, December 29, 2000, through
    January 31, 2001.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------
                                             MFS INTERNATIONAL CORE EQUITY FUND
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                              JANUARY 31, 2001*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                                        CLASS A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.00
                                                                       ------
Income from investment operations# -
  Net investment loss(S)                                               $ --  +++
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.10
                                                                       ------
      Total from investment operations                                 $ 0.10
                                                                       ------
Net asset value - end of period                                        $10.10
                                                                       ======
Total return(+) 1.00%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                             1.24%+
  Net investment loss                                                   (0.01)%+
Portfolio turnover                                                          8%
Net assets at end of period (000 Omitted)                              $1,525

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                               $ --  +++
     Ratios (to average net assets):
       Expenses##                                                        7.20%+
       Net investment loss                                              (5.97)%+

* For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                          MFS NEW ENDEAVOR FUND
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                             JANUARY 31, 2001**
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                                        CLASS A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.10)
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.06)
                                                                      ------
      Total from investment operations                                $(0.16)
                                                                      ------
Less distributions declared to shareholders in excess of net
  investment income                                                   $(0.02)
                                                                      ------
Net asset value - end of period                                       $ 9.82
                                                                      ======
Total return(+) (1.56)%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                            1.30%+
  Net investment loss                                                  (2.50)%+
Portfolio turnover                                                       261%
Net assets at end of period (000 Omitted)                               $851

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss $(0.54) Ratios (to average net assets):
        Expenses##                                                     12.49%+
        Net investment loss                                           (13.70)%+
** For the period from the commencement of the fund's investment operations, September 29, 2000, through January 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Financial Services Fund, MFS Global Health Sciences Fund, MFS International Core Equity Fund, and MFS New Endeavor Fund are each a separate series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. MFS Global Conservative Equity Fund, MFS International Core Equity Fund, and MFS New Endeavor Fund are diversified series of the trust. MFS Emerging Markets Debt Fund, MFS Global Financial Services Fund, and MFS Global Health Sciences Fund are non-diversified series of the trust.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The MFS Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by each fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each fund may enter into contracts with the intent of changing the relative exposure of each fund portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The MFS New Endeavor Fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Emerging Markets Debt Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements. The MFS Emerging Markets Debt Fund will begin amortizing premiums on debt securities effective August 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The MFS Emerging Markets Debt Fund, MFS Global Financial Services Fund and the MFS Global Health Sciences Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each fund's average daily net assets. The MFS Emerging Markets Debt Fund's investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statement of Operations. Management fees are as follows:

                                                                    MANAGEMENT
                                                                           FEE
--------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                                           0.85%
MFS Global Conservative Equity Fund                                      1.00%
MFS Global Financial Services Fund                                       1.00%
MFS Global Health Sciences Fund                                          1.00%
MFS International Core Equity Fund                                       1.00%
MFS New Endeavor Fund                                                    0.90%

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund, in turn, will pay MFS an expense reimbursement fee not greater than 1.65%, 0.25%, 0.25%, 0.25%, 0.25%, and 0.30% of average daily net assets of the MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Financial Services Fund, MFS Global Health Sciences Fund, MFS International Core Equity Fund, and MFS New Endeavor Fund, respectively. MFS has voluntarily agreed to waive their right to receive the reimbursement fee for the MFS Emerging Markets Debt Fund. For the period MFS did not impose the reimbursement fee of $11,827 for the MFS Emerging Markets Debt Fund. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2001, aggregate unreimbursed expenses amounted to:

                                                     MFS GLOBAL             MFS GLOBAL
     MFS EMERGING             MFS GLOBAL              FINANCIAL                 HEALTH      MFS INTERNATIONAL                   MFS
          MARKETS           CONSERVATIVE               SERVICES               SCIENCES            CORE EQUITY          NEW ENDEAVOR
        DEBT FUND            EQUITY FUND                   FUND                   FUND                   FUND                  FUND
------------------------------------------------------------------------------------------------------------------------------------
          $77,011                $10,483                $10,022                 $5,984                 $7,593               $26,682

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS Fund Distributors, Inc.
(MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended January 31, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived for each fund except for MFS Global Health Sciences Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the period ended January 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                                   MFS GLOBAL      MFS GLOBAL             MFS
                                 MFS EMERGING      MFS GLOBAL       FINANCIAL          HEALTH   INTERNATIONAL
                                 MARKETS DEBT    CONSERVATIVE        SERVICES        SCIENCES            CORE           MFS NEW
                                         FUND     EQUITY FUND            FUND            FUND     EQUITY FUND     ENDEAVOR FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases

Investments (non-U.S.
  government securities)           $2,752,841      $1,530,765      $1,501,696      $1,553,175      $1,529,814      $126,844,942

Sales

Investments (non-U.S.
  government securities)           $3,047,520      $  110,227      $   33,723      $   85,601      $  116,433      $ 77,612,829

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund as computed on a federal income tax basis, are as follows:

                                                                   MFS GLOBAL      MFS GLOBAL             MFS
                                 MFS EMERGING      MFS GLOBAL       FINANCIAL          HEALTH   INTERNATIONAL
                                 MARKETS DEBT    CONSERVATIVE        SERVICES        SCIENCES            CORE           MFS NEW
                                         FUND     EQUITY FUND            FUND            FUND     EQUITY FUND     ENDEAVOR FUND
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                     $1,012,865      $1,496,773      $1,528,315      $1,457,547      $1,420,266          $763,323
                                   ----------      ----------      ----------      ----------      ----------          --------
Gross unrealized appreciation      $   32,028      $   63,294      $   38,272      $    5,465      $   62,709          $ 80,408
Gross unrealized depreciation          (7,798)        (67,838)        (66,696)       (136,231)        (50,894)          (20,213)
                                   ----------      ----------      ----------      ----------      ----------          --------

    Net unrealized appreciation
      (depreciation)               $   24,230      $   (4,544)     $  (28,424)     $ (130,766)     $   11,815          $ 60,195
                                   ==========      ==========      ==========      ==========      ==========          ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

MFS Emerging Markets Debt Fund

Class A shares


                                       SIX MONTHS ENDED JANUARY 31, 2001     YEAR ENDED JULY 31, 2000

                                       ---------------------------------     ---------------------------
                                                 SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                         532        $   5,000         6,917       $  65,000
Shares issued to shareholders in
  reinvestment
  of distributions                               17,680          159,293        12,022         106,754
Shares reacquired                               (62,565)        (600,003)      (19,044)       (177,933)
                                                -------        ---------       -------        --------
    Net decrease                                (44,353)       $(435,710)         (105)      $  (6,179)
                                                =======        =========       =======        ========

Class I shares

                                       SIX MONTHS ENDED JANUARY 31, 2001     YEAR ENDED JULY 31, 2000

                                         -------------------------------   ---------------------------
                                                 SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                      24,705        $ 231,558        40,558      $  396,257
Shares issued to shareholders in
  reinvestment
  of distributions                                2,507           22,518         2,149          19,078
Shares reacquired                                (9,565)         (90,808)      (35,437)       (344,343)
                                                -------        ---------       -------        --------
    Net increase                                 17,647        $ 163,268         7,270       $  70,992
                                                =======        =========       =======        ========

MFS Global Conservative Equity Fund

Class A shares
                                         PERIOD ENDED JANUARY 31, 2001**
                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                     150,020       $1,500,200
                                           ------------   --------------

MFS Global Financial Services Fund

Class A shares
                                         PERIOD ENDED JANUARY 31, 2001**

                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                     149,675       $1,496,710
                                           ------------   --------------

Class I shares
                                         PERIOD ENDED JANUARY 31, 2001**

                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                         520       $    5,200
                                                -------       ----------

MFS Global Health Sciences Fund

Class A shares
                                         PERIOD ENDED JANUARY 31, 2001**

                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                     149,781       $1,497,553
                                                -------       ----------

Class I shares
                                         PERIOD ENDED JANUARY 31, 2001**

                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                         520       $    5,200
                                                -------       ----------

MFS International Core Equity Fund

Class A shares
                                         PERIOD ENDED JANUARY 31, 2001**

                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                     151,024       $1,510,200
                                                -------       ----------

MFS New Endeavor Fund

Class A shares
                                          PERIOD ENDED JANUARY 31, 2001*

                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                     122,922       $1,195,297
Shares issued to shareholders in
  reinvestment
  of distributions                                   82              775
Shares reacquired                               (36,386)        (347,739)
                                                -------       ----------
    Net increase                                 86,618       $  848,333
                                                =======       ==========
 * For the period from the commencement of the fund's investment operations, September 29, 2000, through January 31, 2001.
** For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2001.

(6) Line of Credit
Each fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. For the period ended January 31, 2001. Each series had no significant borrowings during the year.

                                          COMMITMENT
                                                 FEE

      ------------------------------------------------
      MFS Emerging Markets Debt Fund             $ 2
      MFS Global Conservative Equity Fund          1
      MFS Global Financial Services Fund          10
      MFS Global Health Sciences Fund              0
      MFS International Core Equity Fund           0
      MFS New Endeavor Fund                        0

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment each fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

MFS Emerging Markets Debt Fund

                            SETTLEMENT            CONTRACTS TO                                  CONTRACTS AT         NET UNREALIZED
                                  DATE         DELIVER/RECEIVE        IN EXCHANGE FOR                  VALUE           APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
Sales                          9/07/01          JPY  3,775,000                $37,150                $33,321                 $3,829

At January 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net payables of $3,468 with Merrill Lynch and $1,633 with Deutsche Bank.

At January 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The MFS Emerging Markets Debt Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2001, the fund owned the following restricted security, excluding securities under rule 144A, constituting 0.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION                                       DATE OF ACQUISITION           PAR AMOUNT                 COST               VALUE
------------------------------------------------------------------------------------------------------------------------------------
Algeria Tranche 3, 6.813, 2004                                1/18/01                5,000               $3,962              $3,950
                                                                                                                             ------


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL FINANCIAL SERVICES FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND
MFS(R) NEW ENDEAVOR FUND


[LOGO MFS]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


500 Boylston Street
Boston, MA 02116-3741


(C)2001 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                     INC-3 XA 03/01 1M